UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

INTERNATIONAL DISPLAYWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27002 (Commission File Number)	94-3333649 (I.R.S. Employer Identification No.)

1613 Santa Clara Drive, Suite 100

Roseville, California 95661

(Address and telephone number of principal executive offices) (Zip Code)

(916) 797-6800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

            Item 2        Results of Operations and Financial Condition.

On June 8, 2006, International DisplayWorks, Inc. issued a press release announcing its results of operations and financial condition for the three and six months ended April 30, 2006. Copies of the full text of the press release are furnished as Exhibit 99.1 attached to this report.

Exhibit No.	Exhibit Description

99.1	Press release dated June 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL DISPLAYWORKS, INC.,
a Delaware Corporation

Dated: June 8, 2006	/s/ Alan Lefko
Alan Lefko,
Vice President of Finance